Exhibit 99.1

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Month Ended		Five Months Ended
(In millions)	July 4, 2020	July 6, 2019	July 4, 2020	July 6, 2019
Total net sales	$582	$737	$1,930	$4,179
Credit income and other	40	38	161	186

Total revenues	622	775	2,091	4,365

Costs and expenses/(income):
Cost of goods sold (exclusive of depreciation and amortization shown separately below)	334	470	1,313	2,745
Selling, general and administrative (SG&A)	163	274	848	1,443
Depreciation and amortization	42	40	227	243
Real estate and other, net	—	(2)	(5)	(1)
Restructuring and management transition	3	—	165	22

Total costs and expenses	542	782	2,548	4,452

Operating income/(loss)	80	(7)	(457)	(87)
Other components of net periodic pension cost/(income)	(8)	(4)	(39)	(22)
Gain on extinguishment of debt	—	(1)	—	(1)
Net interest expense	22	22	122	122
Loss due to discontinuance of hedge accounting	—	—	77	—
Reorganization items, net	17	—	89	—

Income/(loss) before income taxes	49	(24)	(706)	(186)
Income tax expense/(benefit)	2	1	(59)	4

Net income/(loss)	$47	$(25)	$(647)	$(190)

Note: The financial statements presented are internal monthly financial statements for an interim period within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In millions)	July 4, 2020	July 6, 2019	February 1, 2020
Assets
Current assets:
Cash in banks and in transit	$209	$149	$108
Cash short-term investments	927	25	278
Restricted cash	127	—	—

Cash, cash equivalents and restricted cash	1,263	174	386
Merchandise inventory	2,016	2,333	2,166
Prepaid expenses and other	477	316	174

Total current assets	3,756	2,823	2,726
Property and equipment, net	3,275	3,609	3,488
Operating lease assets	923	917	998
Prepaid pension	150	162	120
Other assets	617	663	657

Total assets	$8,721	$8,174	$7,989

Liabilities and stockholders’ equity
Current liabilities:
Merchandise accounts payable	$246	$744	$786
Other accounts payable and accrued expenses	828	886	931
Current operating lease liabilities	104	85	68
Debtor-in-possession financing	450	—	—
Current portion of long-term debt, net	1,202	92	147

Total current liabilities	2,830	1,807	1,932
Noncurrent operating lease liabilities	1,074	1,080	1,108
Long-term debt	—	3,819	3,574
Deferred taxes	49	120	116
Other liabilities	248	345	430
Liabilities subject to compromise	4,276	—	—

Total liabilities	8,477	7,171	7,160
Stockholders’ equity
Common stock	161	159	160
Additional paid-in capital	4,721	4,720	4,723
Reinvested earnings/(accumulated deficit)	(4,316)	(3,590)	(3,667)
Accumulated other comprehensive income/(loss)	(322)	(286)	(387)
Total stockholders’ equity	244	1,003	829

Total liabilities and stockholders’ equity	$8,721	$8,174	$7,989

Note: The financial statements presented are internal monthly financial statements for an interim period within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

(In millions)	Number of Common Shares	Common Stock	Additional Paid-in Capital	Reinvested Earnings/ (Accumulated Deficit)	Accumulated Other Comprehensive Income/(Loss)	Total Stockholders’ Equity
February 1, 2020	320.5	$160	$4,723	$(3,667)	$(387)	$829
Net income/(loss)	—	—	—	(694)	—	(694)
Discontinuance of hedge accounting	—	—	—	—	63	63
Other comprehensive income/(loss)	—	—	—	—	2	2
Stock-based compensation and other	1.4	1	(2)	(2)	—	(3)

June 6, 2020	321.9	161	4,721	(4,363)	(322)	197
Net income/(loss)	—	—	—	47	—	47
Stock-based compensation and other	0.5	—	—	—	—	—

July 4, 2020	322.4	$161	$4,721	$(4,316)	$(322)	$244

(In millions)	Number of Common Shares	Common Stock	Additional Paid-in Capital	Reinvested Earnings/ (Accumulated Deficit)	Accumulated Other Comprehensive Income/(Loss)	Total Stockholders’ Equity
February 2, 2019	316.1	$158	$4,713	$(3,373)	$(328)	$1,170
ASC 842 (Leases) and ASU 2018-02 (Stranded Taxes) adoption	—	—	—	(26)	53	27
Net income/(loss)	—	—	—	(165)	—	(165)
Other comprehensive income/(loss)	—	—	—	—	(11)	(11)
Stock-based compensation and other	1.0	1	6	(2)	—	5

June 8, 2019	317.1	159	4,719	(3,566)	(286)	1,026
Net income/(loss)	—	—	—	(25)	—	(25)
Stock-based compensation and other	0.5	—	1	1	—	2

July 6, 2019	317.6	$159	$4,720	$(3,590)	$(286)	$1,003

Note: The financial statements presented are internal monthly financial statements for an interim period within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Month Ended		Five Months Ended
(In millions)	July 4, 2020	July 6, 2019	July 4, 2020	July 6, 2019
Cash flows from operating activities:
Net income/(loss)	$47	$(25)	$(647)	$(190)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Restructuring and management transition	—	—	139	15
Net gain on sale of non-operating assets	—	(1)	—	(1)
Net gain on sale of operating assets	—	—	—	3
Discontinuance of hedge accounting	—	—	77	—
Gain loss on extinguishment of debt	—	(1)	—	(1)
Depreciation and amortization	42	40	227	243
Benefit plans	(5)	(4)	(32)	(27)
Stock-based compensation	—	—	(3)	5
Deferred taxes	—	1	(60)	(2)
Change in cash from:
Inventory	108	65	150	104
Prepaid expenses and other assets	(177)	(19)	(303)	(127)
Merchandise accounts payable	170	(63)	(33)	(103)
Income taxes	—	1	(1)	—
Accrued expenses and other	99	30	34	(68)

Net cash provided by/(used in) operating activities	284	24	(452)	(149)

Cash flows from investing activities:
Capital expenditures	(6)	(33)	(39)	(122)
Proceeds from sale of non-operating assets	—	1	—	1
Proceeds from sale of operating assets	—	—	—	12

Net cash provided by/(used in) investing activities	(6)	(32)	(39)	(109)

Cash flows from financing activities:
Proceeds from debtor-in-possession financing	225	—	225	—
Proceeds from borrowings under the credit facility	23	268	1,984	897
Payments of borrowings under the credit facility	—	(227)	(771)	(772)
Payments of finance leases and note payable	—	—	(1)	(1)
Payments of long-term debt	—	(15)	(19)	(26)
Debtor-in-possession financing costs	—	—	(50)	—
Proceeds from stock issued under stock plans	—	1	—	1

Net cash provided by/(used in) financing activities	248	27	1,368	99

Net increase/(decrease) in cash, cash equivalents and restricted cash	526	19	877	(159)
Cash and cash equivalents at beginning of period	737	155	386	333

Cash, cash equivalents and restricted cash at end of period	$1,263	$174	$1,263	$174

Note: The financial statements presented are internal monthly financial statements for an interim period within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.